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                                                                 Exhibit 10.11

                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT is made as of the 10th day of June, 1999, by and among net.Genesis Corp., a Delaware corporation (the "Company"), the holders of the Company's Series B, Series C and Series D Convertible Preferred Stock listed on
Schedule I attached hereto and the several purchasers (the "Series F Investors") of the Series F Convertible Preferred Stock, $.001 par value, of the Company, pursuant to the Purchase Agreement between the Company and the Series F Investors, dated as of the date hereof (the "Series F Stock Purchase Agreement"), who are also listed on Schedule 1.

         WHEREAS, the Company entered into a Second Amended and Restated Registration Rights Agreement dated as of June 25, 1998 (the "1998 Agreement") with the holders of the Company's Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (the "Series B Investors," the "Series C Investors" and the "Series D Investors," respectively) in connection with the sale of the Company's Series D Convertible Preferred Stock to the Series D Investors;

         WHEREAS, the Company proposes to sell shares of its Series F Convertible Preferred Stock, $.001 par value, to the Series F Investors in the amounts set forth opposite their respective names on Exhibit 2.01A of the Series F Stock Purchase Agreement pursuant to the terms of the Series F Stock Purchase Agreement and it is a condition to the closing of such sale that this Agreement be executed and delivered by the parties hereto; and

         WHEREAS, the Company and the undersigned parties, being the requisite number of Series B Investors, Series C Investors and Series D Investors, have agreed to amend and restate the 1998 Agreement and the Series F Investors who are not parties to the 1998 Agreement have agreed to enter into this Third Amended and Restated Registration Rights Agreement.

         NOW, THEREFORE, the parties hereto hereby agree that the 1998 Agreement is hereby amended and restated in its entirety as follows:

         1. Definitions. The following terms shall be used in this Agreement with the following respective meanings:

         "Affiliate" means (i) any Person directly or indirectly controlling, controlled by or under common control with another Person; (ii) any Person owning or controlling ten (10%) percent or more of the outstanding voting securities of such other Person; (iii) any officer, director or partner of such Person; and (iv) if such Person is an officer, director or partner, any such company for which such Person acts in such capacity.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means and includes (a) the Company's Common Stock, $.001 par value per share, as authorized on the date of this Agreement and (b) any other securities into which or for which the securities described in (a) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.
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         "Exchange Act" means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Holder" means the Investors, any partner of an Investor, and any other holder of Registrable Stock holding at least 400,000 shares of Registrable Stock (as adjusted for stock splits, stock dividends, combinations and other recapitalizations).

         "Investors" means the Series B Investors, the Series C Investors, the Series D Investors and the Series F Investors.

         "Initial Public Offering" means the effective date for the Company's first registration statement covering a public offering of securities of the Company under the Securities Act.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any natural person, partnership, corporation or other legal entity.

         "Prior Investors" means the Persons designated as such on Schedule I attached hereto.

         "Registrable Stock" means (a) the Common Stock issued or issuable upon conversion of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series F Preferred Stock, whether or not such Common Stock is owned by any Investors, (b) all Common Stock, or shares of Common Stock issuable upon conversion of any other security, now or hereafter owned by any Series B Investor which is acquired otherwise than upon conversion of the Series B Preferred Stock after September 18, 1996 so long as it is held by any Investor or an Affiliate of any Investor, (c) all Common Stock, or shares of Common Stock issuable upon conversion of any other security, now or hereafter owned by any Series C Investor which is acquired otherwise than upon conversion of the Series C Preferred Stock after September 12, 1997 so long as it is held by any Investor or an Affiliate of any Investor, (d) all Common Stock, or shares of Common Stock issuable upon conversion of any other security, now or hereafter owned by any Series D Investor which is acquired otherwise than upon conversion of the Series D Preferred Stock after June 25, 1998, so long as it is held by any Investor or an Affiliate of any Investor, (e) all Common Stock, or shares of Common Stock issuable upon conversion of any other security, now or hereafter owned by any Series F Investor which is acquired otherwise than upon conversion of the Series F Preferred Stock after the date of this Agreement so long as it is held by any Investor or an Affiliate of any Investor, and (f) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that shares of Common Stock shall only be treated as Registrable Stock if and so long as (i) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale; and further provided that shares of Common Stock issued by the Company in a public offering pursuant to a Registration Statement shall not be deemed to constitute Registrable Stock, nor shall any shares of Common Stock acquired by an Investor in the public markets (including, without limitation, any market that may develop pursuant to Rule 144(a) of the Securities Act) be deemed to be Registrable Stock.


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         "Registration Statement" means a registration statement filed by the
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8, Form S-4, or successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "Securities Act" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

         "Series B Preferred Stock" means the Company's Series B Convertible Preferred Stock, $.001 par value per share.

         "Series C Preferred Stock" means the Company's Series C Convertible Preferred Stock, $.001 par value per share.

         "Series D Preferred Stock" means the Company's Series D Convertible Preferred Stock, $.001 par value per share.

         "Series F Preferred Stock" means the Company's Series F Convertible Preferred Stock, $.001 par value per share.

         2.       Required Registration.

                  (a) At any time after the earlier of (i) one hundred eighty
(180) days after any Registration Statement covering a public offering of securities of the Company under the Securities Act having become effective and
(ii) four (4) years from the date hereof, the Holder or Holders of at least fifty (50%) percent of all Registrable Stock then outstanding may by notice in writing to the Company request the Company to register under the Securities Act all or any portion of shares of Registrable Stock held by such requesting Holder or Holders for sale in the manner specified in such notice, provided that the reasonably anticipated aggregate price to the public of all shares of Registrable Stock requested to be included in such public offering would exceed $7,500,000. Notwithstanding anything to the contrary contained herein, the Company shall not be required to seek to cause a Registration Statement to become effective pursuant to this Section 2: (A) within a period of ninety (90) days (one hundred eighty (180) days if the Registration Statement covers an underwritten distribution) after the effective date of a Registration Statement filed by the Company (other than a Registration Statement on Forms S-4, S-8 or any successors thereto), provided that the Company shall use its best efforts to achieve effectiveness of a registration requested hereunder promptly following such period if such request is made during such period; (B) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a Registration Statement to be filed in the near future due to pending Company events, or that it would require disclosure of material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors, should not be disclosed, then the Company's obligation to use all reasonable efforts to register, qualify or comply under this Section 2 shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from such Holders; provided, however, that the Company may not utilize this deferral right more than once in any twelve-month period.


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                  (b) Following receipt of any notice given under this Section 2 by Holders of Registrable Stock, the Company shall immediately notify all Holders from whom notice has not been received that such registration is to be effected and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of shares of Registrable Stock, specified in such notice (and in all notices received by the Company from other Holders within twenty (20) days after the giving of such notice by the Company to such other Holders). The Holders of a majority of the shares of Registrable Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Registrable Stock pursuant to this Section 2 on one occasion only, provided, however, that such obligation shall be deemed satisfied only when a Registration Statement covering all shares of Registrable Stock, specified in notices received as aforesaid and which have not been withdrawn by the Holder thereof, for sale in accordance with the method of disposition specified by the requesting Holders, shall have become effective. A registration which does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal of the requesting Holders to proceed shall be deemed to have been effected by the Company at the request of such requesting Holders unless such requesting Holders shall have elected to pay all the Company's reasonable expenses in connection with such registration, unless such refusal to proceed follows disclosure or discovery of material adverse information concerning the Company, which information was unknown to such requesting Holders at the time of such request.

                  (c) If the Registration Statement is to cover an underwritten distribution and in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Stock, requested for inclusion pursuant to this Section 2 would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock, to be included in the Offering shall be reduced to the required level with the participation in such offering to be pro rata among the Holders requesting such registration, based upon the number of shares of Registrable Stock owned by such Holders. The Company shall be entitled to include in any Registration Statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter, if any, such inclusion would adversely affect the marketing of the Registrable Stock to be sold. Except for registration statements on Forms S-4, S-8 or any successors thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting Holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

         3. Incidental Registration. Each time the Company shall determine to file a Registration Statement in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to all Holders of Registrable Stock. Upon the written request of a Holder given within twenty (20) days after the giving of any such notice by the Company, the Company will use its best efforts to cause all such shares of Registrable Stock, the Holders of which have so requested registration thereof, to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock to be so registered. If the Registration Statement is to cover an underwritten distribution, the Company shall use its best efforts to cause the Registrable Stock requested for inclusion pursuant to this Section 3 to be included in the underwriting on the same


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terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Stock requested for inclusion pursuant to this Section 3 and other securities would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock and other securities to be included in the offering (except for shares to be issued (i) by the Company in an offering initiated by the Company or (ii) by any other party in an offering initiated by such party pursuant to registration rights granted to such party) shall be reduced to the required level by reducing (down to zero, in the Company's Initial Public Offering, or to not less than thirty (30%) percent thereafter, if so required) the participation of the Holders of Registrable Stock in such offering (such reduction to be made to the amounts of shares requested for inclusion in such offering by such Holders on a pro rata basis among the Holders of Registrable Stock requesting such registration, based upon the number of shares of Registrable Stock owned by such Holders).

         4. Registration on Form S-3.

                  (a) If at any time after two (2) years from the date hereof
(i) a Holder or Holders request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Stock held by such requesting Holder or Holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Stock specified in such notice. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Stock, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all Holders from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 4, except that the Company shall not be obligated to effect more than two registrations under this Section 4 in any twelve (12) month period, and provided, further, however, that the $7,500,000 minimum dollar amount set forth in the first sentence of Section 2(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 4.

                  (b) If, twelve (12) months after the effective date of the Company's Initial Public Offering, and if the Company is a registrant entitled to use Form S-3 or any successor thereto to register shares of Registrable Stock, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with any method of disposition specified by any Holder or Holders, all of the shares of Registrable Stock. The Company agrees to maintain the registration effective as a shelf-registration for a period of two (2) years, except: (i) within ninety (90) days after the effective date of a Registration Statement filed by the Company (except for Registration Statements on Forms S-4, S-8 or any successors thereto) or (ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company's shareholders for a Form S-3 Registration Statement to be effective due to pending Company events, or that keeping such Registration Statement effective at such time would require disclosure of material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors, should not be disclosed, or if the Company intends to file a Registration Statement within sixty (60) days and agrees to register shares of the Holders' Registrable Stock therein, provided,


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however, that the Company shall not utilize these rights more than once in any
12-month period, nor for a period of more than ninety (90) days, and further provided that the shelf-registration shall be kept effective for an additional period equal to the period of time during which the shelf-registration was not kept effective pursuant hereto.

         5. Registration Procedures. If and whenever the Company is required by the provisions of Sections 2, 3 or 4 hereof to effect the registration of shares of Registrable Stock under the Securities Act, the Company will, at its expense, as expeditiously as possible:

                  (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective until the securities covered by such Registration Statement have been sold, and prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus accurate and complete until the securities covered by such Registration Statement have been sold;

                  (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter, if any, of the public offering and the Holders participating in such offering;

                  (c) Furnish to the participating Holders and to the underwriters such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters and participating Holders may reasonably request in order to facilitate the public offering of such securities;

                  (d) Use its best efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions (i) as shall be reasonably appropriate for the distribution of the securities covered by such Registration Statement or (ii) as such participating Holders and underwriters may reasonably request within twenty
(20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process, to subject itself to taxation, or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

                  (e) Notify the Holders participating in such registration, promptly after it shall receive notice, thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

                  (f) Notify the Holders participating in such registration promptly of any request by the Commission or any state securities commission or agency for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                  (g) Prepare and file with the Commission, promptly upon the request of any such participating Holders, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel representing the Company in such Registration (and which counsel is reasonably acceptable to such participating Holders), is required under the Securities Act or the rules


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and regulations thereunder in connection with the distribution of the
Registrable Stock by such participating Holders;

                  (h) Prepare and promptly file with the Commission, and promptly notify such participating Holders of the filing of, such amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (i) In case any of such participating Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

                  (j) Advise such participating Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission or any state securities commission or agency suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (k) At the request of any such participating Holder (i) furnish to such Holder on the effective date of the Registration Statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the Registration Statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings and (ii) use its best effort to furnish to such Holder letters dated each such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or, if the offering is not underwritten, that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the Registration Statement and prospectus, as such requesting Holder or Holders may reasonably request;

                  (l) Use its best efforts to ensure the obtaining of all necessary approvals from the NASD.

         6.       Expenses.


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                  (a) With respect to each registration effected pursuant to
Sections 2, 3 or 4 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall he borne by the Company; provided, however, (i) that security holders participating in any such registration shall bear their pro rata share of the underwriting discounts and selling commissions, and (ii) any such fee, cost or expense which does not constitute a normal fee, cost or expense of such registration and which is attributable solely to one (1) security holder participating in any such registration shall be borne by that holder.

                  (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one counsel for the selling security holders and the premiums and other costs of policies of insurance insuring the Company against liability arising out of such public offering.

         7.       Indemnification and Contribution.

                  (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder of shares of Registrable Stock, whether or not such Holder's shares of Registrable Stock are included in a Registration Statement pursuant to the provisions of this Agreement, and any underwriter (as defined in the Securities Act) for such Holder, and any Person who controls such Holder or such underwriter within the meaning of the Securities Act, and each of their successors, from and against, and will reimburse such Holder and each such underwriter and controlling Person with respect to any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder or any such underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in strict conformity with information furnished by such Holder, such underwriter or such controlling Person in writing specifically for use in the preparation thereof; and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

                  (b) Each Holder of shares of the Registrable Stock which are included in a registration pursuant to the provisions of this Agreement will, severally and not jointly, indemnify and hold harmless the Company from and against, and will reimburse the Company with respect to, any and all losses, damages, liabilities, costs or expenses to which the Company may become subject under the Securities Act or otherwise, to the extent that any such loss, damage, liability, cost or expense arises


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
out of or is based upon any untrue or alleged untrue statement of any material fact contained therein or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in the preparation thereof; provided that the liability of each Holder hereunder shall be limited to the proportion of any such claim, action, demand, loss, damage, liability, cost or expense which is equal to the proportion that the public offering price of the shares of Registrable Stock sold by such Holder under such Registration Statement bears to the total offering price of all securities sold thereunder, but not, in any event, to exceed the net proceeds received by such Holder from the sale of shares of Registrable Stock covered by Registration Statement; and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

                  (c) Promptly after receipt by a party to be indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 7 (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7 and shall not relieve the indemnifying party from liability under this Section 7 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph (a) and (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party; no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of shares of Registrable Stock exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such Holder is responsible for the portion represented by the percentage that the public offering price of its shares of Registrable Stock offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the net proceeds to it of all shares of Registrable Stock sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

         8. Reporting Requirements Under Securities Exchange Act of 1934. When it is first legally required to do so, the Company shall register its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first Registration Statement filed by the Company, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder of Registrable Stock (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this
Section 8 are (a) to enable any such Holder to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision), and (b) to qualify the Company for the use of Registration Statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. From and after the effective date of the first Registration Statement filed by the Company, the Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Stock pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Stock.

         9. Stockholder Information. The Company may require each Holder of Registrable Stock as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

         10.      Lock-Up Agreements.

                  (a) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period, not to exceed one hundred eighty (180) days (as requested by the managing underwriter), following the effective date of the Initial Public Offering, except in connection with any such underwritten offering and except for equity securities issued pursuant to employee stock option plans or in conjunction with any merger or consolidation with, or acquisition of the stock or assets of, any other entity.

                  (b) Restrictions on Public Sale by the Holders of Registrable Stock. Each Holder of Registrable Stock agrees that it will not, to the extent requested by the Company and the managing underwriter of such offering, sell or otherwise dispose of any Registrable Stock of the Company, including any sale pursuant to Rule 144, during a period specified by the Company and such underwriter (not to exceed one hundred eighty (180) days after the effective date of the Initial Public Offering) except in conjunction with such underwritten offering; provided that each officer and director of the Company shall enter into similar agreements.

                  (c) Restrictions on Public Sale by Subsequent Holders. Except in a public offering registered under the Securities Act, the Company shall not issue or sell any equity security unless each recipient thereof agrees in writing with the Company not to offer to sell or sell such equity security during a period specified by the Company and the underwriter thereof (not to exceed one hundred eighty (180) days after the effective date of the Initial Public Offering), except in conjunction with such underwritten offering.

                  (d) Amendments. Any provision of this Agreement to the contrary notwithstanding, no amendment to this Section 10 that would adversely affect a Holder that is an Investment Company registered under the Investment Company Act of 1940, as amended, will apply to such Holder unless it has consented in writing to such amendment.

         11. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express, DHL or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:

         If to the Company:    net.Genesis Corp.
                               215 First Street
                               Cambridge, MA 02142
                               Attention: Larry Bohn, President
                               Telecopier: (617) 577-9850

         with a copy to:       Foley, Hoag & Eliot LLP
                               One Post Office Square
                               Boston, MA  02109
                               Attention:  John D. Patterson, Jr., Esq.
                               Telecopier: (617) 832-7000

         If to any Investor:   To the address of such Investor set forth on
                               Schedule I attached hereto

and if to any other Holder at such Holder's address for notice as set forth in the register maintained by the Company, or, as to any of the foregoing, to such other address as any such party may give the others notice of pursuant to this Section, provided that a change of address shall only be effective upon receipt.

         12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive laws of The Commonwealth of Massachusetts (without regard to conflict of laws provisions).

         13. Waivers; Amendments. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. This Agreement may not be amended except by a writing executed by the Company and the Holders of at least sixty (60%) percent of the Registrable Stock and the securities convertible into, exchangeable for or exercisable for Registrable Stock (calculated on an as converted, exchanged or exercised basis).

         14. Other Registration Rights. The Company shall not grant to any third party any registration rights equivalent to or more favorable than any of those contained herein, or which would interfere with or delay the exercise by the holders of Registrable Stock of their registrations rights hereunder, so long as any of the registration rights under this Agreement remains in effect unless approved by Holders of sixty (60%) percent of the shares of Registrable Stock, which approval may require that such rights be granted only pursuant to an amendment or restatement of this Agreement.

         15. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; provided, however, that no expansion of the definition of Holders set forth above shall be effected by this Section 15.

         16. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         17. Prior Understandings. This Agreement represents the complete agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings.

         18. Headings. Headings in this Agreement are included for reference only and shall have no effect upon the construction or interpretation of any part of this Agreement.

         19. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         20. Adjustment to Stock. Any reference in this Agreement to a particular number of shares of the Company's Common Stock or preferred stock, of any class or series, shall be automatically adjusted to account for a stock dividend, stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization of the Company.

         21. Termination of Registration Rights. The rights of each Holder under Sections 2 through 4 of this Agreement and the obligations of each such Holder under Section 10 of this Agreement shall terminate with respect to such Holder if (a) such Holder holds less than 1% of the outstanding capital stock of the Company and (b) such Holder is permitted to sell all of its shares of capital stock of the Company within any 90-day period under Rule 144 of the Securities Act.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and the requisite number of Investors has duly executed this Agreement (or has caused it to be executed by a duly authorized officer, partner, trustee or agent, as the case may be), as of the date first above recited.


ATTEST:                                     net.Genesis Corp.


By:_________________________                By:________________________________
     Name: John Delea                          Name:  Larry Bohn
     Title: Secretary                          Title: President




                       (See counterpart signature pages.)

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*




                                     CHARLES RIVER PARTNERSHIP VII

                                     By: ______________________________________
                                          Name: _______________________________
                                          Title:_______________________________

                                     BESSEMER VENTURE PARTNERS IV L.P.

                                     By:      Deer IV & Co. L.L.C.,
                                                  General Partner

                                              By:_______________________________
                                                 Robert H. Buescher, Manager


                                     BVP IV SPECIAL SITUATIONS L.P.

                                     By:      Deer IV & Co. L.L.C.,
                                                  General Partner

                                              By:_______________________________
                                                 Robert H. Buescher, Manager

                                     ___________________________________________
                                     Robert H. Buescher


                                     BESSEC VENTURES IV L.P.
                                     By:      Deer IV & Co. L.L.C.,
                                                 General Partner

                                              By:_______________________________
                                                    Robert H. Buescher, Manager

                                     Robert H. Buescher, attorney-in-fact
                                     signing for those designated below by the "*" notation

                                     *_________________________________________

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*


                                         William T. Burgin

                                       BRIMSTONE ISLAND CO. L.P.

                                       *By: ____________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                       *________________________________________
                                         G. Felda Hardymon

                                       *________________________________________
                                         Robert P. Goodman

                                       *________________________________________
                                         Bruce K. Graham

                                       *________________________________________
                                         Robi L. Soni

                                       *________________________________________
                                         Gerald N. Christopher

                                       *________________________________________
                                         Gautam A. Prakash

                                       *________________________________________
                                         Rodney A. Cohen

                                       *________________________________________
                                         Richard R. Davis

                                       *________________________________________
                                         Adam P. Godfrey

                                       BELISARIUS CORPORATION

                                       *By: ____________________________________
                                            Name:_______________________________
                                            Title:______________________________

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*


                                       *________________________________________
                                         John G. MacDonald

                                       *________________________________________
                                         Howard S. Markowitz

                                       *________________________________________
                                         Edward Park

                                       *________________________________________
                                         Robert J.S. Roriston

                                       *________________________________________
                                         Steven L. Williamson

                                       QUENTIN CORPORATION
                                       *By: ____________________________________
                                            Name:_______________________________
                                            Title:______________________________

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*



                                       HAMBRECHT & QUIST

                                       By:______________________________________
                                            Name:_______________________________
                                            Title:______________________________

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*


                                       ONELIBERTY FUND IV

                                       By:  OneLiberty Partners IV LLC

                                              By: ___________________________
                                                  Stephen J. Ricci, Manager

                                       ONE LIBERTY ADVISORS IV LP

                                       By:  OneLiberty Partners IV LLC

                                              By: ___________________________
                                                  Stephen J. Ricci, Manager


                                       ST. PAUL VENTURE CAPITAL V, LLC
                                       By:

                                       By:___________________________________
                                          Its

                                       ST. PAUL VENTURE CAPITAL AFFILIATES
                                                FUND I, LLC

                                       By:  St. Paul Venture Capital, Inc.
                                                           its Manager


                                       By:___________________________________
                                          Its


                                       _______________________________________
                                       Kathy Kirk

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*


                                        PICKREL WOOLEY 1999 TRUST


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*



                                   BankAmerica Ventures



                                   By:______________________________________

                                   Name:____________________________________

                                   Title:___________________________________


                                   GS CAPITAL PARTNERS



                                   By_______________________________________


                                   NEXUS GROUP




                                   By_______________________________________


                                   Boston Milennia Partners Limited Partnership

                                   By: Glen Partners Limited Partnership


                                   By:_____________________________________

                                   Name:_____________________, General Partner

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*


                                   Boston Milennia Associates Partnership


                                   By:_____________________________________

                                   Name:_____________________, General Partner


                                   Seligman Communications and Information
                                            Fund, Inc.


                                   By:______________________________________


                                   Harte-Hanks, Inc.




                                   By:_____________________________________

                                   Name:___________________________________

                                   Title:__________________________________


                                   Hambrecht & Quist Employee Venture Fund,
                                     L.P. II

                                   By: H&Q Venture Management, L.L.C.,
                                   Its General Partner


                                   By:_____________________________________

                                   Name:___________________________________

                                   Title:__________________________________

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*


                                   Comdisco, Inc.



                                   By:_____________________________________

                                   Name:___________________________________

                                   Title:__________________________________

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*



                                   The Goldman Sachs Group, Inc.



                                   By:____________________________________

                                   Name:__________________________________

                                   Title:_________________________________



                                   Stone Street Fund 1999, L.P.

                                   By: Stone Street 1999 Corp.,

                                   Its General Partner

                                   By:____________________________________

                                   Name:__________________________________

                                   Title:_________________________________



                                   Bridge Street Fund 1999, L.P.

                                   By: Stone Street 1999 Corp.,

                                   Its General Partner


                                   By:____________________________________

                                   Name:__________________________________

                                   Title:_________________________________

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*

 SCHEDULE I

BankAmerica Ventures
St. Paul Venture Capital
GS Capital Partners
Nexus Group
Boston Millennia Partners
Seligman Communications and Information Fund, Inc.
Harte Hanks
Robert Buescher
G. Felda Harymond
Christopher Gabrieli
Gabrieli Family Foundation
Michael Barach
David Cowan
Diane mcPartlin
Ravi Mhatre
Guatam Prakash
Robi Soni
Joanna Strober
Rodney Cohen
Richard David
Adam Godfrey
Barbara Henagan
Belisarius Corporation
Robert Roriston
Thomas Ruhm
Quentin Corporation
BVP IV Special Situations L.P.
Bessemer Venture Partners
Bessex Ventures IV L.P.
Robin Gruber
Steve Tolchin
Bill Bock
John Mandile
Kathy Kirk
Chris Paul One
Liberty Fund IV
One Liberty Advisors IV LP
Sean O'Sullivan

            Third Amended and Restated Registration Rights Agreement
                          *Counterpart Signature Page*

Kistler Associates
Hambrecht & Quist
Robetson Stephens & Co.
Robert Goldman
Joseph Hadzima
Len Evenchick
Richard Harrison
Charles River Partnership VII
William T. Burgin
Brimestone Island Co. L.P.
Niel Browenstein